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                         CMG ULTRA SHORT TERM BOND FUND
                                  (THE "FUND")
           SUPPLEMENT TO THE FUND'S PROSPECTUS DATED DECEMBER 1, 2005

The first paragraph under the heading "PRINCIPAL INVESTMENT STRATEGIES" for the Fund is revised in its entirety as follows:

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of domestic investment-grade fixed income securities. A fixed income security is considered investment-grade if it is rated AAA, AA, A or BBB by S&P or Aaa, Aa, A or Baa by Moody's, or judged by the advisor to be of comparable quality, if unrated, to the categories listed above. The Advisor will limit the Fund's duration, which measures the price sensitivity of a fixed income security to changes in interest rates, to 1 year or less. Under normal market conditions, the Fund's dollar-weighted average maturity is expected to be 2 years or less. The Fund may invest up to 10% of its total assets in U.S.-dollar denominated foreign fixed income securities.


ILT-47/106449-0206                                             February 17, 2006